UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) June 20, 2005
                                                          -------------


                              Books-A-Million, Inc.
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             (Exact name of registrant as specified in its charter)


 DELAWARE                              0-20664                       63-0798460
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(State or other jurisdiction          (Commission                  (IRS Employer
   of incorporation)                  File Number)           Identification No.)


402 Industrial Lane, Birmingham, Alabama                             35211
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(Address of principal executive offices)                           (Zip Code)

        Registrant's telephone number, including area code (205) 942-3737
                                                          -----------------


                                       N/A
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         (Former name or former address, if changed since last report.)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                Section 1 - Registrant's Business and Operations


Item 1.01 Entry into a Material Definitive Agreement.

Second Amendment to Credit Agreement

     On June 20, 2005, Books-A-Million, Inc., a Delaware corporation (the "Company"), its wholly-owned subsidiaries American Wholesale Book Company, Inc., an Alabama corporation, and American Internet Service, Inc., an Alabama corporation ("AIS"), and the wholly-owned subsidiaries of AIS, booksamillion.com, inc., an Alabama corporation ("BM"), NetCentral, Inc., a Tennessee corporation ("NC"), and FaithPoint, Inc., an Alabama corporation ("FP"), Bank of America, N.A., a national banking association, and the various lenders identified on the signature pages thereto entered into that certain Second Amendment to Credit Agreement (the "Amendment"). The Amendment changes the covenant in the underlying credit agreement which details the Shareholders' Equity for the Consolidated Entities (as defined therein). The Amendment was executed to enable the Company to proceed with its intended tender offer, described herein.

     The parties previously entered into that certain Credit Agreement, dated as of July 1, 2002, and that certain First Amendment to Credit Agreement, dated as of June 14, 2004, which were previously filed with the Securities and Exchange Commission ("SEC") as exhibits to the Company's Quarterly Report on Form 10-Q for the fiscal quarter ended August 3, 2002 and the Company's Annual Report on Form 10-K for the fiscal year ended January 29, 2005, respectively.

     The foregoing summary of the terms of the Amendment is qualified in its entirety by the full text of the Amendment, which the Company filed separately with the SEC on the date hereof as exhibit 99(B)(3) to its Schedule TO and it is incorporated herein by reference.


Item 1.02 Termination of a Material Definitive Agreement.

Subsidiary Option Plans

     On June 22, 2005, pursuant to Section 15 of each Plan (as defined herein), the board of directors of (i) AIS, (ii) BM, (iii) NC and (iv) FP (collectively with AIS, BM and NC, the "Subsidiaries"), terminated the Subsidiaries' stock option plans (collectively, the "Plans"). The Subsidiaries maintained the Plans for their employees, officers, consultants and directors and the Company previously filed the Plans with the SEC as Exhibit 10.19 to the Company's Annual Report on Form 10-K for the fiscal year ended February 3, 2001.

     The Plans afforded certain Company employees and Subsidiary employees, consultants and directors the opportunity to purchase shares of the Subsidiaries' common stock, par value $0.01 per share (the "Common Stock"), through the issuance of stock options pursuant to the Plans. Previously each Subsidiary reserved 10,000 shares of its authorized, but unissued, Common Stock (the "Shares") for future issuance pursuant to the Subsidiary's Plan, however no stock option grants were awarded pursuant to any of the Plans and all of the Shares remained available for issuance. Each Subsidiary's board of directors terminated its respective Plan and declared that the Shares are no longer reserved for future issuance thereunder.



                            Section 8 - Other Events

Item 8.01 Other Events.

     On June 21, 2005, the Company issued a press release announcing that its board of directors approved a modified "Dutch Auction" tender offer to purchase up to 4,000,000 shares of the Company's common stock at a price per share not less than $8.75 and not greater than $10.00 (the "Tender Offer"). The press release was filed by the Company with the SEC on June 21, 2005 as an exhibit to its Schedule TO and it is incorporated herein by reference.

     On June 23, 2005, the Company issued a press release announcing the commencement of the Tender Offer. The press release was filed by the Company with the SEC on the date hereof as exhibit 99(A)(1)(H) to its Schedule TO and it is incorporated herein by reference.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      _____________BOOKS-A-MILLION, INC._______
                                                  ---------------------
                                                        (Registrant)

Date _June 23, 2005_____________________________
                                    ________/s/ Richard S. Wallington__________
                                            -------------------------
                                                    (Signature)
                                          Name:  Richard S. Wallington
                                          Title:   Chief Financial Officer